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                                                                     EXHIBIT 99


                          CONSENT OF NOMINEE DIRECTOR



       Pursuant to Rule 438, promulgated under the Securities Act of 1933, I, Andreas Mattes, hereby consent to the use of my name and any references to me as a nominee director of RADVision Ltd. (the "Company") in the registration statement on Form F-1 of the Company, filed with the Securities and Exchange Commission, and all amendments thereto.



                                          /s/ Andreas Mattes
                                          ----------------------
                                          Andreas Mattes



Dated: February 22, 2000